                                                                   Exhibit 10.17

                            CLIENT LICENSE AGREEMENT
                             Agreement No.:  000164


     This CLIENT LICENSE AGREEMENT (the "Agreement") is entered into as of January 1, 1999 (the "Effective Date"), by and between UNWIRED PLANET, INC., a Delaware corporation, having a principal place of business at 800 Chesapeake Drive, Redwood City, CA 94063 ("UPI"), and MATSUSHITA COMMUNICATION INDUSTRIAL CO., LTD., a Japanese corporation having a principal place of business at 4-3-1 Tsunasima-higashi, Kouhoku-ku, Yokohama 223-8639 Japan.



                                   RECITALS

     WHEREAS, UPI has developed certain proprietary software that enables data capable wireless telecommunications devices to access certain interactive applications that provide information and perform certain other functions for the wireless device end-user. The UPI proprietary software resides in part in the wireless device as "client" software and in part on a central server computer in the form of "server" software that is accessed by wireless devices enabled by UPI proprietary software.

     WHEREAS, Licensee desires to obtain license rights to the UPI "client" software to reside on certain of its wireless mobile telephones and other data capable wireless devices as herein provided.

     NOW, THEREFORE, in consideration of their mutual promises and other valuable consideration, UPI and Licensee agree as follows:


                                   AGREEMENT

ARTICLE 1:  DEFINITIONS

     Unless the context otherwise requires, the following terms, for all purposes of this Agreement, shall have the meanings specified in this Article 1:

     "Affiliate" shall mean an entity or entities directly or indirectly controlling, controlled by, or under common control with, a party to this Agreement. The term "control" as used in the immediately preceding sentence means the right to exercise, directly or indirectly, in the case of corporate entities, fifty percent (50%) or more, or in jurisdictions other than the United States and Japan, the maximum percentage that a foreign investor may own if less than fifty percent (50%), pursuant to local laws and regulations, of the stock or participating shares entitled to vote for the election of directors; and in the case of non-corporate entities, fifty percent (50%) or more or, in jurisdictions other than the United States and Japan, the maximum percentage that a foreign investor may own if less than fifty percent (50%), pursuant to local laws or regulations, of the equity interest with the power to direct management policies of such non-corporate entity.

     "Airlink Protocol(s)" shall mean the airlink protocol(s) identified in Exhibit A.

     "Client Porting Agreements" shall mean the Client Porting Agreement entered

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

into by the parties dated September 30, 1997 and the Client Porting Agreement dated December 30, 1997.

     "Confidential Information" shall mean any information, including, without limitation, the terms of this Agreement, technical information, specifications, trade secrets, Source Code, confidential information and supporting documentation, owned by or licensed to a party and its Affiliates hereto that
(i) if in tangible form, is conspicuously labeled as proprietary and/or confidential at the time of disclosure, and (ii) if in intangible form, is designated by the Disclosing Party as confidential at the time of disclosure. Without limiting the generality of the foregoing, "Confidential Information" of UPI shall include the UPI Client Software and related documentation without any need for further labeling as confidential, except any UPI Client Software embedded in Object Code form in Enabled Devices (except to the extent that such software is covered by an exception set forth in Article 6.2) produced or distributed by Licensee or its distributors. UPI Client Software embedded in Object Code form in Enabled Devices shall not be Confidential Information. Without limiting the generality of the foregoing, the following Licensee information shall be deemed to be Licensee's Confidential Information (except to the extent that such information is covered by an exception set forth in Article 6.2) without any need for labeling as confidential or reduction to writing: (1) Licensee's proprietary software and other technology comprised within an Enabled Device (other than UPI Client Software embedded in Object Code form in an Enabled Device), and (2) the existence and nature of Licensee's relationship and nature of Licensee's relationship with third party suppliers, distributors and customers.

     "Core Modules" shall mean the portion of the UPI Client Software that is client independent and does not vary materially for different Enabled Devices. The Core Modules are separate and apart from the Interface Modules.

     "Deliverables" shall mean: (i) Object Code version of UPI Client Software Core Modules (Exportable and Non-Exportable versions); (ii) Source Code version of UPI Client Software Interface Modules; (iii) documentation for UPI Client Software; and (iv) UP.Browser Porting Guide.

     "Enabled Device(s)" shall mean any wireless device manufactured by, or on behalf of, Licensee and which has the ability to execute the UPI Client Software through inclusion of such software in Object Code form or through a hardware or firmware implementation thereof.

     "End User" shall mean any third party user of any Enabled Device manufactured, sold, or distributed by or for Licensee.

     "Exportable" shall mean the Deliverables which may be exported pursuant to U.S. Government export control licensing restrictions, including U.S. Commerce Department controls on encrypted technology.

     "Improvements" shall mean any modifications, enhancements, patch releases, updates or improvements after commercial release to any UPI Client Software that UPI incorporates into any generally available new release or new version of the UPI Client Software during the Term of the Agreement, except optional
                                                      ------
enhancements or new
or add-on products that are priced and sold separately by UPI.

     "Interface Modules" shall mean the portion of the UPI Client Software that directly interfaces between the Core Modules and the operating environment of the Enabled Devices as set forth in the UPI Client Porting Guide.

     "Licensee" shall mean Matsushita Communication Industrial Co., Ltd. and its Affiliates.

     "Maintenance Agreement" shall mean the Software Maintenance and Support Agreement attached hereto as Exhibit B.

     "Non-Exportable" shall mean the Deliverables which may not be exported outside the United States or Canada pursuant to U.S. Government export control licensing restrictions, including U.S. Commerce Department controls on encrypted technology.

     "Object Code" shall mean any form of computer program which is suitable for direct execution by a computer and unsuitable to be read and understood by a person.

     "Port" shall mean the incorporation of the UPI Client Software into an Enabled Device.

     "Proprietary Rights" shall mean: (i) any U.S. or foreign patents or any division, continuation or extension thereof; (ii) all rights, title and interest in and to all trade secrets and trade secret rights arising under the common law, state law, federal law and laws of foreign countries; (iii) all copyrights, and all other literary property and author rights whether or not copyrightable; and all rights, title and interest in and to all copyrights and copyrighted interests throughout the world; and (iv) all trademarks, tradenames and service marks, whether registered or arising under the common law, state law, federal law and laws of foreign countries and all registration thereof and interests therein throughout the world and all associated goodwill.

     "RSA Software" shall mean software licensed by UPI from RSA Data Security, Inc. ("RSA") and provided by UPI to Licensee hereunder.

     "Source Code" shall mean a presentation of a computer program, regardless of the form in which it is stored, from which it is possible to discern the logic, algorithms, internal structure, operating features and any other design characteristics of such computer program.

     "Support Availability Period" shall have the meaning set forth in Article 5.1.

     "Term" of the Agreement shall mean the period of time during which this Agreement is in effect, as set forth in Article 10.1.

     "Territory" shall mean worldwide, except for those countries to which
                                       ------
export or re-export of UPI Client Software is prohibited under the applicable United States and Japanese export control laws.

     "UPI Client Porting Guide" shall mean a text document describing the interfaces and implementation between the Core Modules and the operating environment of the Enabled Devices, as such document may be amended from time to time at UPI's sole discretion.

     "UPI Client Software" shall mean (i) the software, commercially known as "UP.Browser", which is the portion of software developed by UPI for execution by a wireless device which interprets instructions received by such device from a server, which transmits instructions to a server and which interfaces with such device hardware to perform functions such as writing output to a screen and receiving input from a keypad, in compliance with the UPI Client Specifications, and (ii) Improvements to the software described in (i). [**********************
*******************************************************************************
***********************] UPI Client Software shall also include any releases prior to UP.Browser Release 4.0 provided to Licensee to facilitate Licensee's Porting efforts.

     "UPI Client Specification(s)" shall mean those specifications for the UPI Client Software which will be attached as Exhibit A after they have been defined, and which may be modified from time to time at UPI's sole discretion; provided, that UPI agrees that it will not modify such specifications solely in order to avoid having to resolve a substantive warranty or software maintenance problem.

     "UPI Server" shall mean a server computer or interconnected server computers which is capable of executing the UPI Server Software.

     "UPI Server Software" shall mean the software of UPI that resides on the back-end data processing system that interacts with and supports Enabled Devices using the UPI Client Software.


ARTICLE 2:  LICENSE OF UPI CLIENT SOFTWARE

     2.1 License. Subject to the terms and conditions of this Agreement and the Maintenance Agreement, UPI grants to Licensee a non-exclusive, royalty-free right and license, in the Territory, to: (i) manufacture, or have manufactured on Licensee's behalf, Enabled Devices that include all (but not less than all) of the UPI Client Software in Object Code form or as otherwise implemented in hardware or firmware incorporated in such Enabled Devices; (ii) use, market, sublicense and otherwise distribute the Object Code version of the UPI Client Software solely when embedded or otherwise incorporated into Enabled Devices and solely for the Airlink Protocol(s); (iii) modify and make derivative works of the Interface Modules, solely for Porting the UPI Client Software to Enabled Devices; and (iv) Port the UPI Client Software to Enabled Devices and solely for the Airlink Protocol(s). The foregoing rights shall not include the right to modify or create derivative works of the Core Modules. Licensee may grant the rights set forth in Article 2.1(ii) to distributors, including the right to license such rights to further distributors.

     2.2 Trademarks License. Subject to the terms and conditions of this Agreement, UPI grants to Licensee a non-exclusive, non-royalty bearing license to use the trademarks and/or logos set forth in Exhibit D (the "Trademarks") in the Territory, solely in connection with Licensee's compliance with Article 5.6 of this Agreement and with the marketing of Licensee's Enabled Devices, and solely in accordance with the terms set forth in Exhibit D. Licensee shall not remove or alter any Trademarks or other proprietary markings of UPI or its suppliers and licensors. Except as set forth in this Article 2.2 and Exhibit D, Licensee shall have no right, title or interest in the Trademarks or other trademarks of UPI or its suppliers and licensors. At no time during or after the term of this Agreement shall Licensee challenge or assist others to challenge the Trademarks or the registration thereof or attempt to register any trademarks confusingly similar to those licensed hereunder.

     2.3 Prohibited Activities. Except as expressly permitted under this Agreement or applicable law, Licensee shall not modify, translate, reverse engineer, de-compile or disassemble the UPI Client Software or any part thereof and shall (i) in the event that Licensee distributes Enabled Devices directly to End Users, notify such End Users of Enabled Devices that they are prohibited from doing the same, and (ii) in the event that Licensee distributes Enabled Devices to End Users through third parties, ensure in its agreements with such third parties that such third parties are prohibited from doing the same, and that such third parties are required to notify such End Users that such End Users are prohibited from doing the same.


ARTICLE 3:  PORTING

     Licensee shall be responsible for Porting the UPI Client Software, and all Improvements thereto provided by UPI, to Enabled Devices. Provided that Licensee pays the fees set forth in the Maintenance Agreement in the manner set forth therein, UPI shall provide the Porting support set forth in Attachment A to the Maintenance Agreement. The Client Porting Agreements shall terminate as of the Effective Date of this Agreement.


ARTICLE 4:  OWNERSHIP

     Licensee acknowledges and agrees that the UPI Client Software, any Improvements to the foregoing, and any other Confidential Information of UPI, and any copies thereof, including, without limitation, any Proprietary Rights relating thereto, are and shall remain the sole property of UPI, its suppliers and licensors, as applicable; provided, however, that modifications made by
                              --------  -------
Licensee to the UPI Client Software by Licensee pursuant to Article 2.1 (iii) hereto, shall be owned by Licensee and Licensee shall have unlimited rights to use such modifications separately from the UPI Client Software, subject to UPI's ownership of the underlying UPI Client Software and other Confidential Information of UPI. Licensee further acknowledges and agrees that title and full ownership rights in the UPI Client Software and other Confidential Information of UPI are reserved to and remain with UPI, its suppliers and licensors, as applicable. Possession of any tangible materials (such as copies of Object Code, Source Code, or related documentation) by Licensee shall not convey upon Licensee any right or license under, or any ownership interest in, any Proprietary Rights owned or controlled by UPI or its suppliers and licensors except to the extent any rights are granted hereunder, and Licensee's sole right to such Proprietary Rights shall be the license rights granted under this Agreement. Licensee shall not, either during or after the Term of this Agreement, challenge the validity or ownership by UPI of all Proprietary Rights in the UPI Client Software, the Deliverables, any Improvements thereto, the UPI Server, or any Confidential Information of UPI, except in the event that Licensee believes in good faith that UPI has violated UPI's obligations under Article 6.


ARTICLE 5:  OBLIGATIONS

     5.1 Maintenance and Support. Commencing on the Effective Date, UPI shall provide software maintenance and support services as described in the Maintenance Agreement, with respect to the UPI Client Software. Provided Licensee is current on all fees due under this Agreement and the Maintenance Agreement, and is otherwise not in breach of the Maintenance Agreement, UPI shall make at a minimum, Ongoing Support (as defined in the Maintenance Agreement) available to Licensee for a licensed release of the UPI Client Software for a period of four (4) years from the date that such release is superseded by a new release from UPI (the "Support Availability Period" for such release of the UPI Client Software). After the Support Availability Period for a licensed release of the UPI Client Software, UPI will either continue to provide maintenance and support for such release to Licensee under the terms defined in this Agreement, or UPI will provide Licensee, at no charge, with a copy of the Source Code of such release of the UPI Client Software, which may be used by Licensee solely in order to provide maintenance and support to customers of the Enabled Devices incorporating such release.

     5.2 Server Compatibility. UPI undertakes to provide carriers that license the UPI Server Software, and which are under a current maintenance contract, with the necessary UPI Server Software and support such that those carriers can offer compatibility between the version of the UPI Client Software licensed under this Agreement and applications targeted at this version of the UPI Client Software for a period of four (4) years from the time that UPI makes a new release of the UPI Client Software generally available for commercial deployment.

     5.3 UPI Server. Licensee will be entitled to make use of a fully functional UPI Server situated at UPI's facilities through the UPI Client Software on Enabled Devices for the sole purpose of testing in connection with Porting activities contemplated under Article 3.


     5.4 Delivery. UPI agrees to use commercially reasonable efforts to deliver the non-Object Code Deliverables for the UPI Client Software, [******* ***] to Licensee no later than [****************]. As part of the engineering support services provided with Premium Support as defined in Attachment A of Exhibit B, UPI will provide Object Code Deliverables to Licensee for integration on a target device only after Licensee has (i) ported the Interface Modules to that target device; and (ii) provided to UPI certain information or tools necessary to create the Object Code Deliverables for integration with the Interface Modules.

     5.5 Compliance Verification. After each Port of the UPI Client Software to an Enabled Device, Licensee shall send a copy of such Ported UPI Client Software, a prototype of Licensee's Enabled Device with the Ported UPI Client Software, and any tools, software, and equipment necessary for verification and testing to UPI for verification and testing for compliance of such Ported UPI Client Software with UPI internal standards. UPI will complete such verification and testing within [**********] days after UPI's receipt of the foregoing materials. In the event that UPI determines that the Ported UPI Client Software does not comply with then-current UPI standards, then UPI shall provide to Licensee in writing a description of any non-compliance, and Licensee shall correct such non-compliance prior to manufacturing Enabled Devices for sale or distribution to End Users. If Licensee does not receive a written description of an Enabled Device's non-compliance with UPI's then-current standards within [*********] days after UPI's receipt of such Enabled Device, then Licensee may manufacture, sell and distribute such Enabled Device according to the terms of this Agreement. Licensee acknowledges and agrees that Licensee's license rights under Article 2.1 are subject to Licensee's compliance with the provisions of this Article 5.5. In no event shall Licensee undertake the sale or distribution of Enabled Devices that do not satisfy the compliance verification requirements of this Article 5.5.

     5.6  Proprietary Rights Notice.

     (a) Splash Screen and Proprietary Notice Requirement.  [******************
         ------------------------------------------------
**********************], Licensee shall, at all times, display UPI's copyright notice and RSA's copyright notice on either a single screen or two (2) screens as contained in the portable Source Code layer of the UPI Client Software (collectively, the "Copyright Notices") for up to 0.5 seconds upon the first invocation of the UPI Client Software following each power cycle of the Enabled Devices (such invocation, including the Copyright Notices, being referred to herein as the "Splash Screen"). In addition, Licensee shall include UPI's proprietary notices, and those of UPI's suppliers and licensors, as set forth in and according to the terms of Exhibit D.

     [*************************************************************************
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********************************************************

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****************************************************************************
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****************************************************************************
***********************]


     (d) Reports. Within thirty (30) days after the end of each six (6) month
         -------
period following initial shipment of one (1) or more Enabled Devices [*** ************************], Licensee shall furnish to UPI a complete and accurate statement, with sums denominated in U.S. currency, specifying the total units of Enabled Devices [*****************************] distributed during such period and showing all computations of [*********************************] UPI hereunder. Payments due to UPI for a six (6) month calendar period shall be paid by Licensee to UPI in U.S. dollars on or before the statement date for such period.

     (e) Audit. Licensee agrees to keep accurate books of account and records
         -----
covering all transactions relating to this Agreement at Licensee's principal place of business for not less than two (2) years after the expiration or termination of this Agreement or until any dispute relating to this Agreement shall have been finally determined, whichever shall be later. No more frequently than twice each year, an auditor, mutually agreed to by the parties, operating under a mutually agreeable nondisclosure agreement that protects the confidentiality of Licensee's information, may upon UPI's written notice to Licensee and during Licensee's usual business hours audit said books of account and records and make copies thereof. All audits shall be at the expense of UPI, except that if the audit reveals that UPI's royalties for all periods covered by such audit shall have been under-reported by more than five percent (5%) of the true amount thereof, then Licensee shall pay the cost of the audit in addition to an amount equal to twice such under-reported amount due.

     (f) Licensee understands and agrees that any payments by Licensee pursuant to this Article 5.6 are [********************************] and will not, either explicitly or implicitly, convey to Licensee any interest in or to the UPI Client Software or any other proprietary property of UPI and/or its licensors beyond the limited license expressly granted herein.

     (g) [************************************************] Licensee in all
cases will display the Copyright Notices in the so-called "About Box" on all Enabled Devices manufactured by or for Licensee hereunder.


     5.7  Public Announcements.

     (a) License.  No later than ninety (90) days after the signing of this
         -------
Agreement, Licensee will issue a press release, in a form which has been approved by both parties, announcing that Licensee has licensed the UPI Client Software from UPI.

     (b)   Compatibility.  Prior to the first commercial shipment of any Enabled
           -------------
Device hereunder, Licensee will issue a press release, in a form which has been approved by both parties, announcing that such Enabled Device is compatible with UPI's UP.Link Server Suite.


ARTICLE 6: CONFIDENTIALITY

     6.1 Non-disclosure and Non-use. Each party hereto agrees not to use any Confidential Information of the other party for any purpose or disclose any Confidential Information of the other party to any third party for any purpose, other than to enforce or exercise its rights under this Agreement and perform its obligations hereunder. Each party hereto shall use the same degree of care, but no less than reasonable care, to avoid disclosure or use of the Confidential Information of the other party as such party employs with respect to its own Confidential Information of like importance. The party receiving Confidential Information ("Receiving Party") will restrict the possession, knowledge, development and use of Confidential Information to its employees, agents, and subcontractors and its Affiliates' employees, agents, and subcontractors (collectively, the "Personnel") who have (i) a need to know the Confidential Information in connection with performing under this Agreement and/or the Maintenance Agreement, and (ii) entered into written agreements with the Receiving Party that provide for the protection of the Confidential Information in a manner consistent with this Agreement. The Receiving Party will ensure that its Personnel comply with the nondisclosure obligations set forth in this Agreement. Each party may only use the Confidential Information and other Proprietary Rights of the disclosing party ("Disclosing Party") as expressly permitted under this Agreement, and no other license, express or implied, is otherwise granted to such Confidential Information and Proprietary Rights.


     6.2 Exceptions. The provisions of Article 6.1 will not apply to any information that (i) is or becomes publicly available without breach of this Agreement; (ii) can be shown by documentation to have been known to the Receiving Party at the time of its receipt from the Disclosing Party; (iii) is rightly received from a third party who did not acquire or disclose such information by wrongful or tortious act; (iv) can be shown by documentation to have been independently developed by the Receiving Party without reference to any Confidential Information; or (v) is approved in writing for public release by the Disclosing Party. Unless expressly permitted hereunder, (A) prior to the first commercial sale of an Enabled Device, UPI may not, without Licensee's prior written approval (which shall not be unreasonably withheld), disclose the fact that this Agreement pertains to operation in a Licensed Airlink Protocol environment, and (B) neither party may disclose the terms of this Agreement without the other party's prior written approval, which shall not be unreasonably withheld. UPI may also disclose the terms of this Agreement to any prospective investor in or acquirer of UPI; provided, however, that (a) prior to
                                            --------  -------
the first commercial sale of an Enabled Device, such disclosure shall require Licensee's prior consent, which shall not be unreasonably withheld, and (b) the prospective investor or acquirer shall sign a nondisclosure agreement. If the Receiving Party becomes legally obligated to disclose Confidential Information by any governmental entity with jurisdiction over it, the Receiving Party will give the Disclosing Party prompt written notice sufficient to allow the Disclosing Party to seek a protective order or other appropriate remedy. The Receiving Party will disclose only such information as is legally required upon advice of the Receiving Party's legal counsel and will use its reasonable efforts to obtain confidential treatment for any Confidential Information that is so disclosed.

     6.3 [*********] Nondisclosure Agreement. UPI and Affiliate of the Licensee have entered into a [*********] Nondisclosure Agreement with [****
*******************************************************************************
****]. The [*********] NDA shall remain in full force and effect with respect to trade secret and confidential information disclosed [********], Licensee and UPI. In the event of a conflict between the terms and conditions of Article 6 and the terms and conditions of the [*********] NDA, the [*********] NDA shall govern and control with respect to Confidential Information disclosed to or from [**]; provided however, that the terms and conditions of Article 6 shall govern and control with respect to disclosure of confidential or trade secret information that is not disclosed to or from [**].



ARTICLE 7:  REPRESENTATIONS AND WARRANTIES

     7.1 Product Warranty. UPI warrants that, for a period of ninety (90) days after delivery of the commercially released version of the UPI Client Software to Licensee, such version of the UPI Client Software (excluding any
                                                      ---------
modifications of the Interface Modules by Licensee pursuant to Article 2.1(iii) hereto) will comply with the applicable UPI Client Specifications published by UPI and be compatible with the current version release of the UPI Server Software at the time of delivery of such version of the UPI Client Software to Licensee.

     7.2 Limited Warranty. TO THE MAXIMUM EXTENT PERMITTED BY LAW, AND EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, UPI, ITS SUPPLIERS AND LICENSORS, DISCLAIM ALL WARRANTIES AND REPRESENTATIONS, WHETHER EXPRESSED OR IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO THE UPI CLIENT SOFTWARE, THE DELIVERABLES, OR THE PORTED SOFTWARE, INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICE, OR WARRANTIES CONCERNING THE NON-INFRINGEMENT OF THIRD PARTY RIGHTS. ANY SOFTWARE SECURITY FEATURES INCLUDED IN THE UPI CLIENT SOFTWARE OR DELIVERABLES ARE PROVIDED "AS IS" WITHOUT ANY WARRANTY WHATSOEVER. UPI, ITS SUPPLIERS AND LICENSORS EXPRESSLY DISCLAIM ALL WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO ANY SUCH SECURITY FEATURES, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS.
UPI DOES NOT WARRANT THAT USE OF THE UPI CLIENT SOFTWARE WILL BE UNINTERRUPTED OR ERROR FREE.

     7.3 Additional Warranty. UPI warrants that to its knowledge as of the Effective Date, the UPI Client Software does not infringe any third party's Proprietary Rights. If, after the Effective Date, UPI offers a third party licensing UPI Client Software with [*******************************************
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******************]

ARTICLE 8:  INDEMNIFICATION

     8.1 Indemnification by UPI. UPI agrees to indemnify Licensee from and against any claim, suit, or proceeding and any damages, liability, or other expenses (including, but not limited to, reasonable attorneys' fees and court costs) which arise out of or result from: (i) negligence or wrongful acts of employees or contractors of UPI while performing the services of UPI hereunder;
(ii) infringement of any third party copyright, trade secret, patent or trademark rights by the UPI Client Software as delivered to Licensee by UPI, or [******************************************************************************
******************************************************************************]
provided, however, that such indemnification shall not apply to any claims which
--------  -------
arise out of or result from any infringement claim made by any person to the extent that such claim is based upon: (x) modifications to the UPI Client Software or RSA Software made by any person or entity other than UPI, its employees, consultants and agents; or (y) any combination of the UPI Client Software and/or RSA Software with products of Licensee or any third party, which combination is the basis for such claim. To the extent that UPI is obligated to indemnify Licensee under this Article 8.1, Licensee shall (a) notify UPI in accordance with Article 12.9, immediately upon knowledge of any claim, suit, action, or proceeding for which it may be entitled to indemnification under this Agreement; (b) permit UPI to control the defense and settlement of any such claim; (c) provide reasonable assistance to UPI at UPI's expense, in the defense of same; and (d) not enter into any settlement agreement or otherwise settle any such claim without UPI's express prior written consent or request. [**********
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********************************************************************************
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*****] Furthermore, should UPI decide to integrate another security software other than the RSA Software, UPI agrees to (y) indemnify Licensee to the same extent it indemnifies Licensee hereunder; and (z) extend any additional third party intellectual property rights indemnification offered by such new security supplier.

     8.2 Indemnification by Licensee. Except to the extent that UPI is obligated to indemnify Licensee under Article 8.1, Licensee agrees to indemnify UPI from and against any claim, suit, or proceeding and any damages, liability, or other expenses (including, but not limited to, reasonable attorneys' fees and court costs) which arise out of or result from: (i) negligence or wrongful acts of employees, contractors, or agents of Licensee; (ii) infringement of any third party Proprietary Rights by the use, manufacture or distribution of an Enabled Device; and (iii) any modifications made by Licensee pursuant to Article 2.1.
To the extent that Licensee is obligated to indemnify UPI under this Article 8.2, UPI shall: (a) notify Licensee in accordance with Article 12.9, immediately upon knowledge of any claim, suit, action, or proceeding for which it may be entitled to indemnification under this Agreement; (b) permit Licensee to control the defense and settlement of any such claim; (c) provide reasonable assistance to Licensee at Licensee's expense, in the defense of same; and (d) not enter into any settlement agreement or otherwise settle any such claim without Licensee's express prior written consent or request, which consent shall not be unreasonably withheld. This Article 8.2 represents UPI's exclusive remedy for breach of third party Proprietary Rights.

     8.3 Exclusive Remedy. In the event that UPI receives notification that the UPI Client Software infringes any Proprietary Right of a third party, UPI shall, at its option, either: (i) modify the UPI Client Software; or (ii) obtain a license to such rights as may be required to make the UPI Client Software non-infringing. If none of the foregoing alternatives are commercially reasonably available to UPI, or if Licensee is unable, after using its commercially reasonable efforts, to independently obtain a license as necessary to avoid such allegedly infringing activity, then Licensee shall discontinue further manufacture, marketing or distribution of the UPI Client Software and of Embedded Devices incorporating the UPI Client Software. The provisions of
Article 8.1 and this Article 8.3 represent Licensee's exclusive remedy for breach of third party Proprietary Rights.


ARTICLE 9:  LIMITATION OF LIABILITY

     9.1 EXCEPT FOR A BREACH OF ARTICLE 6, IN NO EVENT WILL UPI, ITS SUPPLIERS, OR LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND OR NATURE WHATSOEVER, SUFFERED BY LICENSEE, ANY END USER, CUSTOMER, VENDOR OR ANY DISTRIBUTOR, INCLUDING, WITHOUT LIMITATION, LOST PROFITS, BUSINESS INTERRUPTIONS, OR OTHER ECONOMIC LOSS ARISING OUT OF THIS AGREEMENT OR THE MAINTENANCE AGREEMENT OR ANY USE OF OR FAILURE TO BE ABLE TO USE THE DELIVERABLES, UPI CLIENT SOFTWARE, OR UPI SERVER.


     9.2 EXCEPT FOR A BREACH OF ARTICLE 6, IN NO EVENT WILL LICENSEE OR ITS LICENSORS BE LIABLE TO UPI FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND OR NATURE WHATSOEVER, SUFFERED BY UPI, INCLUDING, WITHOUT LIMITATION, LOST PROFITS, BUSINESS INTERRUPTIONS OR OTHER ECONOMIC LOSS ARISING OUT OF THIS AGREEMENT OR THE MAINTENANCE AGREEMENT OR ANY USE OF OR FAILURE TO BE ABLE TO USE THE DELIVERABLES, UPI CLIENT SOFTWARE, OR UPI SERVER. NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS AGREEMENT, UPI'S AGGREGATE LIABILITY TO LICENSEE UNDER THIS AGREEMENT AND THE MAINTENANCE AGREEMENT (OTHER THAN WITH RESPECT TO A BREACH OF ARTICLE 6) SHALL BE LIMITED TO [************************************
***********************] AND/OR THE MAINTENANCE AGREEMENT [********************
********************************************************************]
NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS AGREEMENT, LICENSEE'S AGGREGATE LIABILITY TO UPI UNDER THIS AGREEMENT (OTHER THAN WITH RESPECT TO BREACHES OF ARTICLES 2 AND 6 AND ARTICLE

11.3) AND THE MAINTENANCE AGREEMENT SHALL BE LIMITED TO THE TOTAL AMOUNT TO BE PAID BY LICENSEE UNDER THIS AGREEMENT AND/OR MAINTENANCE AGREEMENT DURING THE TWELVE (12) MONTH PERIOD IMMEDIATELY PRECEDING THE FILING OF ANY CLAIM OR ACTION.

ARTICLE 10:  TERM AND TERMINATION

     10.1 Term of the Agreement. This Agreement shall become effective as of the Effective Date and shall remain in effect for a fixed term of four (4) years (the "Term") thereafter unless terminated earlier pursuant to the provisions of
Article 10. At the end of the Term, this Agreement may be renewed for an additional one (1) year period upon the mutual written consent of the parties. Licensee may at any time provide UPI with written notice (the "Licensee Notice") that Licensee wishes this Agreement to terminate in the manner set forth below in this Article 10.1. After UPI's receipt of the Licensee Notice, Licensee will receive Ongoing Support (as defined in the Maintenance Agreement) for the remainder of the then-current Maintenance Period (as defined in the Maintenance Agreement), and may elect to receive Ongoing Support during subsequent Maintenance Periods, subject to the terms and conditions of the Maintenance Agreement. After UPI's receipt of the Licensee Notice, and provided that Licensee continues to receive Ongoing Support, (i) Licensee's rights under
Article 2.1 with respect to each release of the UPI Client Software provided by UPI to Licensee prior to the date on which Licensee sent the Licensee Notice shall remain in effect for the remainder of the Support Availability Period for such release, (ii) Licensee shall have no rights under this Agreement to any future versions or releases of the UPI Client Software (other than rights to error corrections and other materials provided to Licensee as part of Ongoing Support), and (iii) after the Support Availability Period for a licensed release of the UPI Client Software, UPI will, at its option, either continue to provide maintenance and support for such release to Licensee under the terms defined in this Agreement for an additional three (3) years, or UPI will provide Licensee, at no charge, with a copy of the Source Code of such release of the UPI Client Software, which may be used by Licensee solely in order to provide maintenance and support to customers of the Enabled Devices incorporating such release. Notwithstanding the foregoing, (A) this Agreement can be earlier terminated in accordance with Article 10.2 or as otherwise expressly set forth herein, and (B) regardless of whether Licensee has sent the Licensee Notice to UPI, this Agreement shall terminate in the event that Licensee elects to cease receiving any support under the Maintenance Agreement, or if the Maintenance Agreement is otherwise terminated pursuant to its terms. Licensee's license rights under
Article 2.1 shall terminate upon termination of this Agreement.

     10.2 Termination with Cause. This Agreement may be terminated immediately by either party (the "Terminating Party") in the event: (i) the other party breaches any material provision of this Agreement and does not remedy such breach within sixty (60) days following written notice of such breach from the Terminating Party; or (ii) the other party enters bankruptcy proceedings, becomes insolvent, or otherwise becomes generally unable to meet its obligations under this Agreement.

     10.3 Return of Confidential Information. Upon the expiration of this Agreement pursuant to Articles 10.1 or 10.2, each party shall: (i) return to the other party or destroy, as requested by the Disclosing Party, the original and all copies of any Confidential Information of the Disclosing Party and any summaries or analyses thereof or studies or notes thereon; and (ii) at the Disclosing Party's request, have one of the officers of the Receiving Party certify in writing that it: (a) shall not make any further use of such Confidential Information of the Disclosing Party; (b) shall comply with the terms of Article 6.1 regarding prohibited use of Confidential Information of the Disclosing Party; and (c) has complied with its obligations under this Article
10.3.  Notwithstanding the foregoing, Licensee shall have the right to keep one
(1) copy of each version of the UPI Client Software (and associated documentation) provided to Licensee under this Agreement prior to the date of such expiration or termination, in Object Code form, solely in order to exercise its rights under Article 10.4(ii) below.

     10.4 Survival. The provisions of Articles 1, 4, 5.1 (provide the applicable fees have been paid), 11 (provided the applicable fees have been paid), 7, 8, 9, 10.3, 10.4, and 12 of this Agreement shall survive any expiration or termination of this Agreement; provided, however, that upon such
                                             --------  -------
expiration or termination (i) any End User sublicenses granted pursuant to
Article 2.1, shall remain in effect, and (ii) Licensee shall have a non-exclusive, non-sublicensable, royalty-free license in the Territory to use one
(1) copy of each version of the UPI Client Software (and associated documentation) provided to Licensee under this Agreement prior to the date of such expiration or termination, in Object Code form, solely for the purpose of supporting such End Users of Enabled Devices, (iii) for a period of six (6) months after the expiration or termination of Licensee's rights under Article
2.1 to distribute a particular release of the UPI Client Software (other than as a result of termination of this Agreement by UPI pursuant to Article 10.2), Licensee and its distributors shall have a nonexclusive, royalty-free license in the Territory to use, market, sublicense and otherwise distribute Enabled Devices incorporating such release of the UPI Client Software that are in Licensee's or its distributors' inventories at the time of such expiration or termination of Licensee's rights under Article 2.1 to distribute such release, and (iv) except as set forth above in this Article 10.4, all licenses granted hereunder shall terminate immediately. Article 6 shall (a) survive the expiration or termination of this Agreement with respect to the source code of the UPI Client Software, and (b) survive the expiration or termination of this Agreement for five (5) years, with respect to any other Confidential Information.


ARTICLE 11:  SOURCE CODE ESCROW


     11.1 Escrow. The Technology Escrow Agreement, Account Number 2114064-00009-1301205 which was executed by and between UPI, Matsushita Mobile Communications Development Corporation of U.S.A. and DSI Technology Escrow Services ("Escrow Agent") effective December 10, 1998 ("Escrow Agreement") shall hereby govern this section upon the execution of Exhibit C, Assignment of Technology Escrow

Agreement. UPI shall also deliver to the Escrow Agent the Source Code for Improvements provided to Licensee within thirty (30) days after such Improvements are provided to Licensee. [*************************************
*********************************************************************]

     11.2 Release for Failure to Support. In the event Licensee obtains Source Code for the UPI Client Software pursuant to the release conditions set forth in
Section 21 of the Escrow Agreement, Licensee may use such Source Code solely for the purpose of providing support to Licensee's and its distributors' End Users; provided, that such use is subject to termination as set forth in the last sentence of Section 22 of the Escrow Agreement. Licensee agrees that all rights in and to any Improvements or other modifications made to the Source Code by Licensee under this Article 11.2 shall be owned by UPI.

     11.3 Conditions to Use of Source Code.   The parties agree that any and all
use by Licensee of any Source Code of the UPI Client Software shall be subject to the following conditions and obligations: Licensee shall (i) use its best efforts to protect and keep confidential the Source Code, and may disclose the Source Code only to its employees, agents, and consultants who have a need-to-know, and who have executed appropriate written agreements with Licensee sufficient to enable Licensee to comply with the provisions of this Agreement;
(ii) store the Source Code off-line when it is not being used as contemplated under this Agreement; (iii) install the Source Code on a single network server which does not have remote telecommunications access enabled; (iv) use password protection to limit access to all Source Code files to authorized employees, agents, and contractors who require access to perform their duties under the terms of this Agreement; (v) make no copies of the Source Code in machine-readable or human-readable form except as reasonably required to perform the
                                ------
activities permitted under this Agreement; and (vi) store any human-readable copy of the Source Code in a locked storage area accessible only to authorized employees who require such access to perform their duties under the terms of this Agreement.


ARTICLE 12:  MISCELLANEOUS

     12.1 Force Majeure. Neither party to this Agreement will be liable for failure to perform any of its obligations hereunder (other than obligations to make payments) during any period in which such performance is delayed by fire, flood, war, riot, embargo, organized labor stoppage, earthquake, acts of civil and military authorities, or any other acts beyond its reasonable control; provided, however, that the party suffering such delay immediately notifies the
--------  -------
other party of the delay; and provided, further, that either party shall have
                              --------  -------
the right to terminate this Agreement upon [********] days prior written notice if the delay of the other party due to any of the above-mentioned causes continues for a period of [*********] days.

     12.2 Controlling Law; Language. This Agreement shall be construed and interpreted according to the laws of the State of [******] and of the United States of America, and shall in no event be governed by the UN Convention on Contracts for the International Sale of Goods. All claims, disputes, or controversies arising under this Agreement not resolved between the parties shall be submitted to binding arbitration by the American Arbitration Association (AAA) under the rules then in effect. Within thirty (30) days of receipt of the notice of intent to arbitrate, the parties will agree on one (1) arbitrator knowledgeable of the law applicable to such disputes. If no arbitrator is appointed within the time herein provided, or any extension of time which is mutually agreed upon, the AAA will make the appointment of such an arbitrator within thirty (30) days of such failure. Such appointed arbitrator will have the experience and knowledge appropriate to the nature of the dispute between the parties. The foregoing shall not prevent either party from applying for injunctive relief from a court of competent jurisdiction. This Agreement is in the English language only, which language shall be controlling in all respects, and all versions hereof in any other language shall be for accommodation only and shall not be binding upon the parties hereto. All communications and notices to be made or given pursuant to this Agreement shall be in the English language.

     12.3 Severability. If any provisions of this Agreement, or application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable, or void, the remainder of this Agreement and such provisions as applied to other persons, places, and circumstances shall remain in full force and effect.

     12.4 Entire Agreement. This Agreement, including its Exhibits and Schedules hereto, all of which are incorporated herein, the [*********] NDA as amended by Amendment No. 1 effective [**********], and the Confidentiality Agreement dated June 17, 1997, collectively constitute the entire agreement and understanding between the parties with respect to the subject matter and supersedes all prior agreements and negotiations, including but not limited to the Client License Agreement between Matsushita Mobile Communications Development Corporation of U.S.A. and Unwired Planet, Inc. dated March 30, 1998, and the Client Porting Agreement between Matsushita Mobile Communications Development Corporation of U.S.A. and Unwired Planet, Inc. dated December 30, 1997, except prior nondisclosure or confidentiality agreements, which shall remain in force to the extent consistent therewith.

     12.5 Amendment. This Agreement may be amended or supplemented only by a writing that refers specifically to this Agreement and is signed by duly authorized representatives of both parties.

     12.6 Waiver. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefit thereof only by a written instrument signed by the party granting such waiver. Such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

     12.7 Export. Licensee acknowledges and agrees that the Deliverables are subject to certain U.S. export control licensing restrictions, including U.S. Commerce Department controls on encrypted technology. THIS AGREEMENT IS EXPRESSLY MADE SUBJECT TO ANY LAWS,

REGULATIONS, ORDERS OR OTHER RESTRICTIONS ON THE EXPORT FROM THE U.S. OF ANY SOFTWARE THAT INCLUDES OR INCORPORATES ANY ENCRYPTION TECHNOLOGY, INCLUDING THE UPI CLIENT SOFTWARE AND DELIVERABLES. Licensee agrees to comply at all times with all applicable United States and foreign government laws and regulations relating to the exportation of the Deliverables and with all applicable foreign laws and regulations relating to the importation of the Deliverables, and shall not export or re-export the Non-Exportable version of the Deliverables from the U.S. except in strict compliance with U.S. export control laws, including,
     ------
as applicable, obtaining appropriate licensing authority from the U.S. Commerce Department prior to any export or re-export of the Non-Exportable version of the Deliverables, and Licensee shall (i) in the event that Licensee distributes Enabled Devices directly to End Users, impose the same terms on such End Users, and (ii) in the event that Licensee distributes Enabled Devices to End Users through third parties, ensure in its agreements with such third parties that such terms are imposed upon such third parties, and that such third parties in turn impose such terms upon End Users. Licensee agrees that its obligations pursuant to this Article 12.7 shall survive and continue after any termination or expiration of rights under this Agreement. Upon request from Licensee, UPI agrees to provide Licensee with reasonable assistance in obtaining the export approvals required by the U.S. and Japanese government. Furthermore, in the event Licensee is unable to obtain an export license for any Exportable version of the Deliverables, UPI will, at no additional fee, provide Licensee with a modified version of any such Exportable version of the Deliverables that does not require an export license.

     12.8 Federal Government License. Licensee shall in all proposals and agreements involving Enabled Devices with the United States government or any contractor of the United States government identify and sublicense the UPI Client Software as follows: (i) for acquisition on behalf of civilian agencies, as necessary to obtain protection as "commercial computer software" and related documentation in accordance with the terms of Licensee's customary license, as specified in 48 C.F.R. 12.212 of the Federal Acquisition Regulations and its successor regulations; or (ii) for acquisition by or on behalf of units of the Department of Defense, as necessary to obtain protection as "commercial computer software" as defined in 48 C.F.R. 227.7014(a)(I) of the Department of Defense Federal Acquisition Regulation Supplement (DFARS) and related documentation in accordance with Licensee's customary license, as specified in 48 C.F.R.
227.7202.1 of DFARS and its successor regulations.

     12.9 Notices. All notices required to be sent by either party under this Agreement shall be deemed given: (i) when sent by confirmed facsimile or telecopy; (ii) upon receipt, after being sent by commercial overnight courier with written verification of receipt; or (iii) upon receipt, after being mailed postage prepaid by certified or registered mail, return receipt requested, to the party to be notified, at the respective addresses set forth below, or at such other address which may hereinafter be designated in writing:



Licensee:

Matsushita Communication Industrial Co.,LTD
Personal Communications Division

Software Design Department
4-3-1 Tsunasima-higashi,
Kouhoku-ku, Yokohama 223-8639
Japan
Attention: Mr. Yuuichi Fujii, GM
Phone:  +81 45 544 3688
Fax:  +81 45 544 3655

UPI:
Unwired Planet, Inc.
800 Chesapeake Drive
Redwood City, CA 94063
USA
Attention:     Alan Black, CFO
Phone: (650) 562-0200
Fax:   (650) 817-1499

     12.10 Independent Contractors. Nothing contained herein or done in pursuance of this Agreement shall constitute the parties entering upon a joint venture or partnership, or shall constitute either party the agent for the other for any purpose or in any sense whatsoever.

     12.11 Successors and Assigns. Subject to the provisions of this Article 12.11, this Agreement and the rights and obligations arising hereunder shall be binding upon and inure to the benefit of the parties and to their respective successors and assigns. Neither party may assign any of its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, that such consent shall not be required in the event of any assignment to an acquirer of all or substantially all of the business or assets pertaining to this Agreement of the assigning party, or to an Affiliate of the assigning party. Any unauthorized assignment shall be null and void.

     12.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

     12.13 Attorneys' Fees. If any action at law or in equity, including action for injunctive relief, is brought relating to this Agreement or the breach hereof, the prevailing party in any final judgment or award, or the non-dismissing party in the event of a dismissal without prejudice, shall be entitled to the full amount of all reasonable expenses, including all court costs and actual attorney fees paid or incurred in good faith.

     IN WITNESS WHEREOF, the parties have entered into this Agreement as of the Effective Date hereof.

                                                  MATSUSHITA COMMUNICATION
UNWIRED PLANET, INC.                              INDUSTRIAL CO., LTD.


By: /s/ ALAIN ROSSMANN                            By:  /s/ YASUO KATSUNA
   -------------------------                          --------------------------
Name: Alain Rossmann                              Name: Yasuo Katsuna
     -----------------------                           -------------------------
Title: CEO and Chairman                           Title: Director, MCI
      ----------------------                            ------------------------

                                   EXHIBIT A
                                   ---------


                       UPI CLIENT SOFTWARE SPECIFICATIONS

                            [See attached document.]



Licensed Airlink Protocols: GSM, PHS, PDC, IS-136 (TDMA), IS-95 (cdmaOne) [and successor standards]


Summary of Fees (net of any withholding tax):

Number of Airlink Protocols          Premium Support                Ongoing Support
                              (US$ per Maintenance Period)   (US$ per Maintenance Period)
------------------------------------------------------------------------------------------
            [*]                          [******]                       [******]
------------------------------------------------------------------------------------------
            [*]                          [******]                       [******]
------------------------------------------------------------------------------------------
            [*]                          [******]                       [******]
------------------------------------------------------------------------------------------
            [*]                          [******]                       [******]
------------------------------------------------------------------------------------------
            [*]                          [******]                       [******]
------------------------------------------------------------------------------------------
            [*]                          [******]                       [******]
------------------------------------------------------------------------------------------
            [*]                          [******]                       [******]
------------------------------------------------------------------------------------------


If Licensee requests to license one additional Airlink Protocol (making the total number of Airlinks equal to [***], UPI will invoice Licensee for an additional [********] per Maintenance Period which is the difference between [******] and [******].

                                   EXHIBIT B
                                   ---------

                  SOFTWARE MAINTENANCE AND SUPPORT AGREEMENT


This SOFTWARE MAINTENANCE AND SUPPORT AGREEMENT (the "Maintenance Agreement") is entered into by and between UNWIRED PLANET, INC., a Delaware corporation, having a principal place of business at 800 Chesapeake Drive, Redwood City, CA 94063 ("UPI"), and MATSUSHITA COMMUNICATION INDUSTRIAL CO., LTD., a Japanese corporation, having a principal place of business at 4-3-1 Tsunasima-higashi, Kouhoku-ku, Yokohama 223-8639 Japan ("Licensee").



                                    RECITALS

     WHEREAS, UPI and Licensee have entered into that certain Client License Agreement dated January 1, 1999 (the "License Agreement") pursuant to which UPI grants Licensee certain licenses and rights to the UPI Client Software; and

     WHEREAS, Licensee desires to obtain, and UPI desires to provide, development support and software maintenance services upon the following terms and conditions.

     NOW, THEREFORE, in consideration of the foregoing and of the obligations herein made and undertaken, the parties hereto do hereby covenant and agree as follows:


                                   AGREEMENT
1.0    Definitions.
       -----------

       Unless otherwise defined herein, all terms herein shall have the same meanings as defined in the License Agreement.

       "Error(s)" shall mean any verifiable and reproducible failure of the then-current version of the UPI Client Software, or any superseded version of the UPI Client Software for which UPI will provide maintenance pursuant to
Article 5.1 of the License Agreement, to materially conform to the functions of such UPI Client Software as described in the applicable UPI Client Software Specifications. UPI agrees that it will not modify such specifications solely in order to avoid having to resolve a substantive software maintenance problem. Notwithstanding anything contained herein to the contrary, the term "Error" shall not include any failure of the UPI Client Software to materially conform to such functions as described and set forth in the applicable UPI Client Software Specifications that: (i) results from Licensee's misuse or improper use of the UPI Client Software; (ii) does not materially affect the operation and use of the UPI Client Software; (iii) results from the modification by Licensee of the UPI Client Software in a fashion not contemplated by this Maintenance Agreement and the License Agreement; or (iv) results from Licensee's failure to implement in a timely manner any relevant Improvement provided to Licensee by UPI.

       "Error Correction(s)" shall mean either: (i) a modification, addition, or deletion from the UPI Client Software that, when made to such software, shall materially conform such functions of the UPI Client Software to the UPI Client Software Specifications, or (ii) a procedure or routine that, when observed in the regular operation of the UPI Client Software, eliminates the material adverse effect on Licensee of such Error.

       "Maintenance Period" shall mean any period commencing upon the Effective Date of the License Agreement, or any anniversary of such date, and concluding upon the earlier of (i) twelve (12) months after the commencement of such period, or (ii) the expiration or termination of this Maintenance Agreement.

       "Priority 1 Error" means a catastrophic Error in the UPI Client Software which a Workaround has not been made available and which causes: (i) an important component of the UPI Client Software to be unusable, system or product malfunction due to deficiency or non-usability has frequent or major user impact or there is a frequent failure of important service; or (ii) data loss or corruption.

       "Priority 2 Error" means a non-catastrophic Error in the UPI Client Software that: (i) a major failure for an important product feature causes significant inconvenience to users, system or product malfunction due to deficiency or non-usability and which has an infrequent or minor user impact; or
(ii) produces results materially different from those described in the documentation for a major product feature, but which such Error does not rise to the level of a Priority 1 Error.

       "Priority 3 Error" means an Error in the UPI Client Software that: (i) has minimal current impact on the user; and (ii) causes a malfunction of a non-essential product feature.

       "Ongoing Support" shall have the meaning set forth in Attachment A to this Exhibit B.

       "Premium Support" shall have the meaning set forth in Attachment A to this Exhibit B.

       "Support Services" means the ongoing software maintenance and support for the UPI Client Software in the form of Premium Support or Ongoing Support that is to be performed by UPI under this Maintenance Agreement as set forth in this Exhibit B.

       "Workaround" means that UPI has diagnosed the Error and has implemented, or enabled Licensee to implement a solution that allows the UPI Client Software to regain functionality and provide major software functions in accordance with the UPI Client Software Specifications.

2.0    Improvements.  During such time as Licensee is receiving Premium Support,
       ------------
all Improvements of the UPI Client Software will be made available by UPI to Licensee subject to the provisions of the License Agreement and this Maintenance Agreement; provided, however, that Licensee is current in its Maintenance and
           --------  -------
Support Fee payments as set forth in Article 4.0 of this Exhibit B. During such time as Licensee is receiving Ongoing Support and is in compliance with the provisions of the License Agreement and this Maintenance Agreement, Licensee will be entitled to receive those Improvements specified in the definition of Ongoing Support in Attachment A to this Exhibit B.

3.0    Support Services.
       ----------------

       3.1 Response to Errors. The UPI response to errors described in Articles
3.1 and 3.2 of this Maintenance Agreement is included in Premium Support and Ongoing Support, as set forth in Attachment A to this Maintenance Agreement. Notwithstanding anything to the contrary herein, UPI's obligations under Article
3.1 extend only to Errors in commercially released versions of the UPI Client Software.


       3.1.1 Notification of Errors. Licensee agrees to notify UPI as provided in Article 3.1.2 of this Exhibit B promptly following the discovery of any Error. UPI agrees to make available to Licensee a listing of known Errors promptly after execution of the License Agreement and this Maintenance Agreement, and thereafter to notify Licensee in writing or via electronic mail promptly following the discovery of any Priority 1 Error or Priority 2 Error. Further, upon discovery of an Error, Licensee agrees, if requested by UPI, to submit to UPI a listing of output and any other data that UPI may reasonably require in order to reproduce the Error and the operating conditions under which the Error occurred or was discovered. Such listings and data shall be deemed Licensee's Confidential Information.

       3.1.2 UPI Telephone, Electronic and Remote Access Support. During the term of this Maintenance Agreement, UPI's Technical Assistance Center ("TAC") shall provide Support Services to Licensee on a twenty-four (24) hour per day, seven (7) days per week basis. Communications between Licensee and UPI will include electronic mail, facsimile, telephone and remote access. All urgent requests for reporting severe Errors as defined hereunder must be submitted to UPI via the TAC support line, telephone number: [*************]. All non-urgent requests should be submitted to UPI via electronic mail to: [*************]; or
                                                                           -
if by facsimile, addressed to: TAC and sent to [*************]. All facsimiles should be followed-up with an email to confirm receipt by UPI. The foregoing addresses, telephone numbers and other contact information are subject to change on reasonable advance notice.

       3.1.3 UPI Response to Errors. UPI will provide Support Services to Licensee to ensure a consistent and high level of operation of the UPI Client Software. In the event Licensee notifies UPI of an Error in any commercially released version of the UPI Client Software, UPI will provide Support Services necessary to correct the Error in accordance with the terms of this Maintenance Agreement. UPI shall endeavor to correct such Errors using the level of effort and in accordance with the response times set forth below, and with as little disruption to Licensee's service as commercially practicable.

           a)  Priority 1 Errors.  UPI shall, within [******] hours of the
               -----------------
receipt of notice from Licensee of any Priority 1 Error in a commercially released version of the UPI Client Software, contact Licensee to verify such Priority 1 Error and begin a resolution process. Upon UPI's verification of such Priority 1 Error, UPI will use its commercially reasonable efforts to provide a Workaround for such Priority 1 Error within [******] business days thereof, and will use its commercially reasonable efforts to provide an Error Correction for such Priority 1 Error until such Error Correction is provided. For purposes of this Maintenance

Agreement, [*****************************************************************
******************************************************************************]

           b)  Priority 2 Errors.  UPI shall, within [*********] hours of the
               -----------------
receipt of notice from Licensee of any Priority 2 Error in a commercially released version of the UPI Client Software, contact Licensee to verify such Priority 2 Error. Upon UPI's verification of such Priority 2 Error, UPI will use its commercially reasonable efforts to provide a Workaround for such Priority 2 Error within [******] business days thereof and will use its commercially reasonable efforts to provide an Error Correction for such Priority 2 Error for such Priority 2 Error in the next commercial release of the UPI Client Software.

           c)  Priority 3 Errors.  Within [********************] of UPI's
               -----------------
receipt of notice from Licensee of any Priority 3 Error in a commercially released version of the UPI Client Software and upon UPI's verification of such Priority 3 Error, UPI will, at its discretion, initiate work to provide an Error Correction for such Priority 3 Error in the next commercial release of the UPI Client Software.

       3.2 Exclusions from Support Services. Support Services under this Exhibit B do not cover services for any failure or defect in the UPI Client Software caused by any of the following:

           (i) the improper use, alteration, or damage of the UPI Client Software by Licensee or persons other than UPI employees; or

           (ii) modifications to the UPI Client Software not made by, or on behalf of, or authorized in writing by UPI.

       3.3 Premium Support, Ongoing Support, and Additional Services. During the first Maintenance Period, Licensee shall receive Premium Support. During each subsequent Maintenance Period, Licensee shall receive Premium Support, unless at least thirty (30) days prior to the commencement of such Maintenance Period Licensee notifies UPI in writing that Licensee wishes to instead receive Ongoing Support during such Maintenance Period, in which case Licensee shall receive the requested Ongoing Support during such Maintenance Period. Notwithstanding anything to the contrary herein, Licensee shall receive Premium or Ongoing Support hereunder only if Licensee pays all applicable fees as set forth below, and is not otherwise in breach of the License Agreement or this Agreement. In addition to the foregoing, UPI will provide to Licensee such additional services relating to the UPI Client Software not otherwise provided as part of the Support Services hereunder as may be requested by Licensee from time to time on terms and conditions and at such rates as may be mutually agreed upon between the parties.


4.0    Maintenance and Support Fees.
       ----------------------------=

       4.1 Fees. The fees per Maintenance Period, net of any withholding tax, are set forth in Exhibit A. Notwithstanding anything to the contrary herein, the fees set forth above in this Article 4.0 of this Maintenance Agreement are the service fees for the first Maintenance Period, and may be increased by UPI for any subsequent Maintenance Period by up to [***************] from the applicable maintenance fees for the prior Maintenance Period. UPI acknowledges that Licensee has paid all fees for the first Maintenance Period. Furthermore, UPI shall apply the [*************************************************************
*******************************************************************************
*********].

       4.2 Payment Terms. Payment of the first Maintenance Period's fees are due within thirty (30) days after the Effective Date. Thereafter, fees for each Maintenance Period shall be paid by Licensee to UPI no later than the commencement of such Maintenance Period. Notwithstanding the foregoing, Licensee shall have the right to withhold payment of fees payable by Licensee for services during such time as UPI is materially in breach of its obligations hereunder to provide such services. Except as set forth in Article 5.5 of this Maintenance Agreement, all payments under this Maintenance Agreement are nonrefundable.

       4.3 Japanese Withholding Taxes. UPI agrees that, if any income taxes are imposed by the Japanese government on the payment to be made under this Maintenance Agreement, Licensee shall pay UPI the fees as defined in Exhibit A (the fees listed in Exhibit A are net fees and do not include withholding taxes) and Licensee shall withhold such amount of taxes and pay the withheld amount to the Japanese tax authorities to the extent that Licensee is legally required to do so. Licensee shall submit to UPI the receipt of the tax payment issued by appropriate Japanese tax authority to avoid double taxation imposed on UPI.

       4.4 Billing Information. All invoices required to be sent under this Maintenance Agreement shall be deemed given: (i) when sent by confirmed facsimile or telecopy; (ii) three (3) business days after being sent by commercial overnight courier with written verification of receipt; or (iii) when received after being mailed postage prepaid by certified or registered mail, return receipt requested, to the address set forth below, or at such other address which may hereinafter be designated in writing:

Licensee:
Matsushita Communication Industrial Co.,LTD
Personal communications Division
Accounting Department
4-3-1 Tsunasima-higashi,
Kouhoku-ku, Yokohama 223-8639
Japan
Attention: Mr. Hisashi Shibuya, Accounting Manager

Phone:  +81 45 544 3605
Fax:  +81 45 544 3652
Email: p00543@plt.mci.mei.co.jp

5.0    Term and Termination.
       ---------------------
                           -

       5.1 Term of the Maintenance Agreement. This Maintenance Agreement shall become effective as of the Effective Date of the License Agreement, and unless earlier terminated pursuant to Article 5.2 of this Maintenance Agreement, shall terminate upon [*********] days written notice from Licensee.

       5.2 Termination with Cause. This Maintenance Agreement may be terminated immediately by either party in the event: (i) the other party breaches any material provision of this Maintenance Agreement or the License Agreement and does not remedy such breach within [*************] following written notice of such breach from the non-breaching party; or (ii) the other party enters bankruptcy proceedings, becomes insolvent, or otherwise becomes generally unable to meet its obligations under this Maintenance Agreement or the License Agreement.

       5.3 Return of Confidential Information. Upon termination or expiration of this Agreement pursuant to this Article 5.0 each party shall return the other party's Confidential Information and other materials as provided in Article 10.3 of the License Agreement.

       5.4 Survival. The provisions of Articles 1, 5.3 and 6 of this Maintenance Agreement shall survive any expiration or termination of this Maintenance Agreement.

       5.5  Refund.  [*****************************************************
********************************************************************************
*******************************************************************************
***********************************]


6.0    Miscellaneous.
       -------------=

       6.1 Other Provisions. The provisions of Articles 1, 4, 5.1, 6, 7, 8, 9, 11, and 12 of the License Agreement shall apply to this Agreement.


       IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

                                                 MATSUSHITA COMMUNICATION
UNWIRED PLANET, INC.                             INDUSTRIAL CO., LTD.


By:__________________________                    By:____________________________

Name:________________________                    Name:__________________________

Title:_______________________                    Title:_________________________

                                  ATTACHMENT A

                      PREMIUM SUPPORT AND ONGOING SUPPORT


Licensee may elect to receive any of the following Support Services:

Premium Support:    Premium Support is appropriate when Licensee requires:

                    1. Production (commercially released) versions of the
                       UP.Browser which will be Ported to any devices (both Mature Devices and otherwise)
                    2. Pre-production versions of the UP.Browser (prior to
                       commercial release) which will be Ported to any devices (both Mature Devices and otherwise).

                    Licensee is responsible for completion of all Porting to Licensee devices. UPI is responsible for providing the following Porting support services: (i) initial consultation and planning for the Port; (ii) consultation on user interface module design; (iii) device layer support (Interface Modules); (iv) support for compiling and linking object or shrouded source code (Core Modules); (v) debugging support; and (vi) compliance verification.

                    For each Airlink Protocol, UPI Device Engineering will provide:

                    1. Preliminary releases of UP.Browser porting documentation and porting kits, in addition to Improvements to UP.Browser versions as they are made commercially available.
                    2. Electronic mail, telephonic, remote and facsimile
                       engineering support, as required, to assist Licensee completion of the Port(s) with response times based on phase of Licensee development for up to a total of [**** ************] hours per year. For additional support, Licensee will pay [**************************] per hour.
                    3. On-site engineering support (not to exceed [***********
                       ***] per year), as required, to assist Licensee completion of the Port(s).
                    4. Single engineering point of contact for technical and
                       Porting issues. [******************************
                       ********************************************]
                    5. [*******************************************************
                       *****]

                    6. Single point of contact in UPI product management for
                       consultation on product features, planning, customization, and similar issues.
                    7. Additional on-site engineering support is available for time and materials with [***************] advance notice.

                    In addition to the foregoing, UPI will provide the following maintenance support through its UPI Technical Assistance Center for Enabled Devices which have passed UPI compliance verification in accordance with Article 5.5 of the Agreement and are made available for sale by Licensee. Maintenance support is provided on a 24x7 basis and consists of:

                    1. Access to UP.Link services operated by UPI.
                    2. Telephonic, electronic and remote access to UPI Technical
                       Assistance Center for identification and verification of Errors in the UPI Client Software in such Enabled Devices.
                    3. Correction of errors in a commercially released version of the UPI Client Software with response times based on specified priority classifications for resolution of Errors in the UPI Client Software as specified in Articles 3.1 and 3.2 of the Maintenance Agreement.
                    4. Notification by UPI of Priority 1 Errors and Priority 2
                       Errors in the UPI Client software.

Ongoing Support:    Ongoing Support is provided by UPI Technical Assistance
                    Center and is available for Enabled Devices which have passed UPI compliance verification in accordance with
                    Article 5.5 of the License Agreement, after Licensee elects not to receive Premium Support (i.e., porting of UPI Client
                    Software and upgrades is terminated, but Enabled Devices may continue to be distributed). Maintenance support is provided on a 24x7 basis and consists of:

                    1. Access to UP.Link services operated by UPI.
                    2. Telephonic, electronic, and remote access to UPI
                       Technical Assistance Center for identification and verification of Errors in the UPI Client Software in Enabled Devices.
                    3. Correction of Errors in commercially released versions of the UPI Client Software with response times based on specified priority classifications for resolution of Errors in the UPI Client Software in Enabled Devices, as specified in Articles 3.1 and 3.2 of the Maintenance Agreement.
                    4. Notification by UPI of known Priority 1 and Priority 2
                       Errors in the UPI Client Software.

                                   EXHIBIT C
                   ASSIGNMENT OF TECHNOLOGY ESCROW AGREEMENT


This assignment is made January 1, 1999 by Matsushita Mobile Communications Development Corporation of U.S.A. ("Assignor"), Matsushita Communication Industrial Co., Ltd. ("Assignee") and DSI Technology Escrow Services ("DSI"), and is made with reference to the following facts:

A. DSI, Unwired Planet, Inc. ("Depositor") and Matsushita Mobile Communications Development Corporation of U.S.A. ("Preferred Registrant") entered into a Technology Escrow Agreement ("Agreement"), Account Number: 2114064-00009-1301205.

B. Pursuant to the Agreement, Depositor deposited with DSI certain proprietary information and rights for retention and controlled access under conditions specified therein.

C. Assignor is in the process of, or has transferred its rights in the Agreement to Assignee.

D. Pursuant to such transfer, Assignor desires to assign all of its rights and obligations in the Agreement to Assignee.

NOW THEREFORE, in consideration of the mutual promises and covenants to be kept, maintained and performed by the parties hereto, the parties agree as follows:

1. Assignor does hereby assign to Assignee all of its rights and obligations arising from and relating to the Agreement.

2. Assignee acknowledges that it has read and understands all of the terms and conditions of the Agreement and hereby accepts the assignment of all of the rights and obligations of the Agreement and adopts all of the terms and provisions thereof.

3. DSI will have the right, but not the obligation, to notify the parties of this Assignment. If required, Assignor and Assignee may have the obligation to notify the parties to this Agreement to obtain their consent to this Assignment.

Matsushita Mobile Communications Development    By:_____________________________
Corporation of U.S.A.
                                                Title:__________________________

Matsushita Communication Industrial Co., Ltd.   By:_____________________________

                                                Title:__________________________

DSI Technology Escrow Services                  By:_____________________________

                                                Title:__________________________

Unwired Planet, Inc.                            By:_____________________________

                                                Title:__________________________

                                   EXHIBIT D
                    UPI AND THIRD PARTY PROPRIETARY NOTICES




[POWERED BY UP & UNWIRED PLANET(TM) LOGOS]                         Powered By UP
--------------------------------------------------------------------------------

1.1  GENERAL UPI TRADEMARK REQUIREMENTS

Licensee may use the "Powered By UP" logo as a powerful marketing tool for Licensee's Enabled Device. The "Powered by UP" logo must be used in accordance with the following provisions: (i) the "Powered By UP" logo may only be used in direct connection with the UPI Client Software, and should not be used to claim general corporate affiliation with UPI, (ii) the size of the logo shall never be reproduced in sizes less than 0.75 inch wide, (iii) the logo must appear in a minimum of two colors (Black and UPI Green), (iv) the logo must always be reproduced from original artwork and in accordance with official reproduction guidelines, as provided and defined by UPI Marketing Communications, (v) the
(TM) symbol is embedded in the official artwork itself, and may not be removed. Always use the (TM) symbol with any UPI trademark, (vi) the logo should not appear on products or services that do not directly pertain to technology licensed from UPI, (vii) official artwork (in a number of different file formats--.GIF, .TIFF, .EPS, etc.--and color applications--B&W, PMS, CMYK, etc.) and reproduction guidelines for the logo trademark may be requested from UPI Marketing Communications, (viii) any deviation from these requirements, as outlined herein, must be pre-approved by the UPI Marketing Communications and Legal departments.

1.2  MANDATORY USE OF THE "POWERED BY UP" LOGO

The "Powered By UP" logo must appear on the exterior of Licensee-defined product box or packaging (does not apply for custom product box or packaging specified by a Licensee's customer) for Enabled Devices, and the logo must appear in product information sheets included in the product box.

1.3  DISCRETIONARY USE OF THE "POWERED BY UP" LOGO

The "Powered By UP" logo may appear: (i) in product information sheets and product brochures that pertain to Licensee's Enabled Devices, (ii) in product advertising that pertains directly to

Licensee's Enabled Devices, (iii) in signage and POP displays that pertain directly to Licensee's Enabled Devices, (iv) in any custom packaging or box containing the Enabled Device.


     [LOGO OF RSA(TM) ENCRYPTION ENGINE]


2.1  GENERAL RSA TRADEMARK REQUIREMENTS

As a licensee of the UPI Client Software, Licensee may use the "Genuine RSA Encryption" logo, and are required to identify this logo as a trademark of RSA. The "Genuine RSA Encryption" logo must be used in accordance with the following provisions: (i) the size of the logo shall never be reproduced in sizes less than 0.75 inch wide, (ii) the logo must always be reproduced from original artwork and in accordance with official reproduction guidelines, as provided and defined by RSA, (iii) the (TM) symbol is embedded in the official artwork itself, and may not be removed, Licensee must always use the (TM) symbol with any RSA trademark, (iv) artwork may be requested from Unwired Planet Marketing Communications department.

2.2  MANDATORY USE OF THE "GENUINE RSA ENCRYPTION" LOGO

If the RSA Software is included in an Enabled Device, then the "Genuine RSA Encryption" logo must appear on the exterior of Licensee-defined product box or packaging (does not apply for custom product box or packaging specified by a Licensee's customer) for such Enabled Devices, and the logo must appear in product information sheets included in the product box.

2.3  DISCRETIONARY USE OF THE "GENUINE RSA ENCRYPTION" LOGO

The "Genuine RSA Encryption" logo may appear: (i) in product information sheets and product brochures that pertain to Licensee's Enabled Devices, (ii) in product advertising that pertains directly to Licensee's Enabled Devices, (iii) in signage and POP displays that pertain directly to Licensee's Enabled Devices,
(iv) in any custom packaging or box containing the Enabled Device.